Investor Presentation January 2013 Exhibit 99.2

Forward Looking Statements
Non-GAAP Measures
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future, such as earnings estimates, other predictions of financial performance, launches by AtriCure of new products and market acceptance of AtriCure’s products. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include the rate and degree of market acceptance of
AtriCure’s products in the United States, AtriCure’s ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors in the use of its products, the timing of and ability to obtain reimbursement of procedures utilizing AtriCure’s products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or AtriCure’s ability to effectively react to other risks and uncertainties described from time to time in AtriCure’s SEC filings, such as fluctuation of quarterly financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings (including by the FDA), government regulation, negative publicity, current worldwide economic conditions and stock price volatility. AtriCure does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, AtriCure undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. A list and description of risks, uncertainties and other matters can be found in AtriCure’s Annual Report on Form 10-K for 2010 and in AtriCure’s reports on Forms 10-Q and 8-K.
This presentation includes the use of non-GAAP measures, which are noted with a *.  Reference AtriCure’s 8-K’s filings which include the furnishing of our earnings releases for a reconciliation to the related GAAP measure.

AtriCure Highlights
New leadership November 2012
–
Focus on accelerating growth, commercial execution, R&D innovation
Large underpenetrated market with few sustainable treatment options
Undisputed market leader in all types of surgical ablation
–
Broad and deep product portfolio
–
Strong IP in the field of AF
–
Strongest brand – recognized for high-quality and innovative products
–
Leading KOL support and enthusiasm
Accelerating revenue growth see path to 15%+ growth
–
Open only AF label for surgical ablation
–
Minimally Invasive Solutions (MIS) Largest long-term market
–
Left Atrial Appendage (LAA) Management Solution Danger Zone….Opportunities
–
International Expansion  Improve share and enter new markets
Opportunity for expanding gross margins see path to 75%+

AtriCure at a Glance – Strong Track Record
Surgical ablation leader for the treatment of atrial fibrillation (AF)
–
Over 100,000 Open procedures in >700 medical centers
–
Over 10,000 MIS procedures in ~130 medical centers
Leader in implants designed to exclude left atrial appendage (LAA)
–
Over 14,000 safely and effectively implanted
100+ peer-reviewed publications highlighting product results
Significant key opinion leader (KOL) support
Global innovator with comprehensive product line
–
AtriCure Synergy Ablation System – bipolar ablation clamp system
–
Cryoablation – reusable and disposable cryoablation devices
–
AtriClip – designed to safely and effectively exclude the LAA
Experienced Sales Force
–
Over 40 US territories led by eight managers
Preliminary 2012 Revenue - $70.2 million
–
Expected Growth of ~9% y/y

AF Population:  Large, Growing & Undertreated
(1)Miyasaka Y, et al. Circulation. 2006;114(2):119-125.
(2)Lloyd-Jones D, et al. [published online ahead of print December 17, 2009].
Circulation. doi:10.1161/CIRCULATIONAHA.109.192667.
(3)Lloyd-Jones DM, et al. Circulation. 2004;110(9):1042-1046.
(4)  Fuster V, et al. J Am Coll Cardiol. 2001;38(4):1231-12665
(5) Benjamin EJ, et al. Circulation. 1998;98(10):946-952.
(6) Kim M, et al. Circ Cardiovasc Qual Outcomes. 2011;
4:313-320
AF affects over 5
million in the U.S.
(1)
Significant costs to
healthcare system
• U.S. prevalence projected to grow to 12-15 million by 2050
• International prevalence is comparable to the U.S.
• Most common sustained cardiac arrhythmia (2)
• Lifetime risk of AF: ~1 in 4 for adults 40 years of age (3)
AF increases 5-fold
the risk of
stroke
(4,5)
• AF is leading cause of stroke – over 15% in US linked to AF (5)
• AF results in early mortality and cause of stroke in elderly (4)
• AF-related strokes are more severe (5)
Issues with non-
surgical treatment
of AF
• Warfarin drug therapy has complications
• Anti-arrhythmic drugs often not well-tolerated and ineffective
• < 3% of AF patients are treated with catheter or surgical
ablation
• Direct medical costs are ~73% higher in AF patients (6)
• Net incremental cost of $8,705 per patient per annum (6)
• U.S. annual incremental cost of AF is ~$26.0 billion (6)

Atrial Fibrillation U.S. Market Opportunity
•
Labeling advantage in US
•
Best products
•
High gross margins
•
Education key
•
Competition is large device
•
High reimbursement
•
High gross margins
•
Growing internationally
•
Development needed
•
Competition is start-ups
AtriCure is the only
on-label product
Developing Market
Market
Opportunity,
$370M
Current
Market,
$130M
Market
Opportunity,
$3.9 billion
Current
Market,
$40M
Open
Surgical
Patient
Opportunity,
100,000
Untreated
or Managed
with Drugs,
2.3 Million
MIS/Stand-
Alone
Patient
Opportunity,
600,000
MIS Market
Open Surgical Market
3-5 Million Patients in U.S. with AF

Left Atrial Appendage U.S. Market Opportunity
•
Mechanical, Electrical,
Atraumatic; Solution
•
Competition includes Tiger
Paw, staple, suture,
ligature (endloop) – NO
Complete Solution
•
Attractive sole therapy
reimbursement
•
Competition includes
implants and EP closure
(w/o FDA approval)
AtriCure has more
implants than
competition (14K+)
~1M U.S, LAA Patients
LAA (Concomitant)
LAA
(Concomitant)
100,000
patients
LAA
(Sole Therapy)
~750,000
patients
Market
Opportunity,
$100M
Current
Market,
$10M
Current
Market,
$32M
Market
Opportunity,
$1.5B
LAA ( Sole Therapy)

AtriCure Business Overview
Focus Areas
2012
Growth
Market
Size ($M)
Keys to Success
Current
Trials
Open AF
(Concomitant)
+13% $500M
Education; referral dev.; Reimbursement;
awareness; conversions; add-on sales
PAS
MIS AF Sole
Therapy
-11% $4,000M
Referral development; new products; hybrid;
surgeon proctoring; development of less invasive
approach (products and procedures)
Staged DEEP
Open Clip
(Concomitant)
$100M
Market awareness; open growth; overcoming
cost argument; stroke RCT
Papers
Clip Sole
Therapy
New ’13 $1,500M
Market awareness; international; eliminating
complications; supporting early adopters; referral
development; prominent KOLs; stroke RCT
Papers
International +14% Same as US
Market development; reimbursement; coverage;
marketing; customer service
Involvement
Above
Overall +9% $12,000M
Investments in marketing, international, R&D
pipeline
+26%

Growth Strategy:  Overview
Expand Open-Heart Sales Penetrate LAA Opportunity
Build MIS Platform International Expansion
• Leverage recent AF indication
• Increased training and education
• Capitalize on sales force realignment
and AF Strategic Marketing Team
• Capitalize on cross-sale opportunities
resulting from AF labeling
• Capitalize on increased investments in
direct sales team
• Geographic expansion and new products
• Increase support for distributors
• Penetrate open-heart ablation centers
• Featured in our training and education
for open-heart
• FDA approved for use in DEEP AF trial
• Longer-term: commercialization of sole-
therapy platform
• Support existing MIS surgeons
• Support staged DEEP AF trial
AtriCure is the only company with FDA approval to treat the AF disease state and is a leader in the emerging market of LAA exclusion

Growth Strategy:  Expand Open-Heart Sales
•
FDA approved the AtriCure Synergy
Ablation System for treatment of non-
paroxysmal Atrial Fibrillation in
patients undergoing other structural
heart procedures (December 2011)
•
Only surgical ablation system that
has received FDA indication
•
AtriCure can partner with surgical AF
leaders to provide comprehensive
training and support
•
Support “on-label” surgeon training
and education
–
Improves safety and efficacy
–
Increases surgeon confidence
–
Reduces operative time
•
Actively increase market awareness
•
Competitive account conversions
FDA Approval Leveraging FDA Approval

Growth Strategy:  Expand Open-Heart Sales
•
Significant progress in both surgeon and site certification – all achieved in a 9 month period (18 month program)
•
Expectation that revenue for all accounts trained will be consistent with these results
•
Significant competitor conversions during 2012
Surgeons Certified Sites Certified
609
1,000
359
500
-
200
400
600
800
1,000
9 Month Progress 18 Month Goal 9 Month Progress 18 Month Goal

Growth Strategy:  Build MIS Platform
•
Leverage HRS consensus statement
•
AF Centers of Excellence
•
AtriCure Maze IV surgeon post training
marketing programs
•
AF Awareness Campaign focused on
surgical options
•
Sole therapy clinical trials spur interest
in surgical AF
•
Product launches
–
Coolrail re-launch – October 2012
–
AtriClip Pro launch – October 2012
•
DEEP AF / Staged DEEP AF IDE
Feasibility Trial
•
Randomized CA vs. MIS PCORI Study
Submission (Ellenbogen)
•
Support academic papers
Build Clinical Evidence Strategic Initiatives

Growth Strategy:  Penetrate LAA Opportunity
•
14,000+ AtriClips implanted:
–
No reported erosions
–
No clip migration
–
No leakage
•
Mechanical closure reduces nidus for AF-
related emboli
•
Electrically isolates the appendage,
reduces source for ectopic firing
•
AtriCure has first 510(k) device clearance
for LAA specific exclusion device
EXCLUDE 510(k) trial demonstrated 98% of patients with complete closure at three month endpoint and zero device-related serious adverse effects
Efficacy
Safety
Safety & Efficacy of Open and MIS AtriClip products is Well-Established

Atrial fibrillation
Sinus rhythm
Recurrent stroke (%)
50
40
30
20
10
0
0
2
4
6
Years

AtriCure

Growth Strategy: Penetrate LAA Opportunity
•
Most prevalent and life-threatening
complication of AF is stroke
•
LAA is the site of more than 90% of
detected thrombi in AF patients (1)
•
Atritech Watchman PROTECT AF clinical
trial results confirms LAA exclusion
reduces AF related stroke
•
The 2006 AHA/ACC/ESC guidelines:
–
“The LAA should be removed from
circulation when possible during
cardiac surgery in patients at risk of
developing postoperative AF”
•
Conventional surgical techniques for
exclusion are suboptimal (3)
–
60% of closures were unsuccessful
–
41% with unsuccessful LAA exclusion
had thrombus in LAA
–
15% with unsuccessful closure had
evidence of stroke or TIA
•
Growing patient awareness created by Big
Pharma
•
Reimbursement code established for sole
therapy LAA exclusion
(1) Blackshear
(2) Am J Med, vol. 114, Penado et al. 2003
(3) (1) Kanderian, MD, Anne S., A. Marc Gillinov, MD, Gosta B. Pettersson, MD, PHD, Eugene Blackstone, MD, and Allan L. Klein, MD, FACC.
"Success of Surgical Left Atrial Appendage Closure." JACC. 52.11 (2008): 924-9. Print.
Cumulative Stroke Recurrence Rate
(2)
LAA Exclusion Market Drivers Significant Risks Associated with LAA

Growth Strategy:  International Expansion
•
EMEA office based in Amsterdam with infrastructure to support commercial activities
•
Direct sales in Germany, Switzerland (1) , Austria, Benelux and the UK in 2013
•
Exclusive country distributors in other regions
(1) Sales agent
Amsterdam
Cincinnati
South America
Distributor
relationships:
Canada
Asia Pacific
Distributor relationships:
Europe
China
Hong Kong
Japan
Korea
Thailand
Malaysia
Singapore
India
Australia /
New Zealand
Taiwan
Brazil
Colombia
Chile
Mexico
Argentina
Costa Rica
Distributor relationships:
Italy
Spain
Denmark
Poland
Portugal
Sweden
Turkey
Czech
Republic
Greece
Norway
Russia
South Africa
Middle East
Distributor
relationships:
Pakistan
Saudi Arabia

Growth Strategy:  International Expansion
$6.4
$8.3
$10.5
$11.5
$15.5
$17.6
International Revenue By Region (2007 – 2012)
$3.4
$4.5
$5.4
$6.6
$8.7
$10.3
$2.7
$3.4
$4.6
$4.5
$6.3
$6.7
$0.4
$0.4
$0.5
$0.4
$0.5
$0.6
-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
2007 2008 2009 2010 2011 2012
EMEA Asia ROW
$
Benelux,
20%
Germany,
15%
UK, 9%
Other
EMEA,
14%
Japan,
22%
China,
13%
Other
Asia, 4%
ROW, 3%
International sales growing rapidly – 25% of total revenue

Revenue
8.7% CAGR
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$54.5
$59.0
$64.4
$68.6
2009
2010
2011
Sept. '12 LTM

YoY Revenue Growth
10%
8%
6%
4%
2%
0%
-2%
-1%
8%
9%
7%
2009
2010
2011
Sept. '12 LTM

Gross Profit
6.0% CAGR
$50.0
$48.0
$46.0
$44.0
$42.0
$40.0
$41.8
$45.4
$47.0
$48.8
2009
2010
2011
Sept. '12 LTM

Gross Margin %
78%
76%
74%
72%
70%
68%
77%
77%
73%
71%
2009
2010
2011
Sept. '12 LTM

AtriCure

16 Key Financial Highlights Opportunity for… Accelerating revenue growth to 15%+ (8% 5yr. CAGR today) Expanding Gross Margins to over 75% (71% today)

AtriCure Highlights
New leadership since November 2012
–
Focus on accelerating growth, commercial execution, R&D innovation
Large underpenetrated market with few sustainable treatment options
Undisputed market leader in all types of surgical ablation
–
Broad and deep product portfolio
–
Strong IP in the field of AF
–
Strongest brand – recognized for high-quality and innovative products
–
Leading KOL support and enthusiasm
Accelerating revenue growth see path to 15%+ growth
–
Open only AF label for surgical ablation
–
Minimally Invasive Solutions (MIS) Largest long-term market
–
Left Atrial Appendage (LAA) Management Solution Danger Zone….Opportunities
–
International Expansion Improve share and enter new markets
Opportunity for Expanding Gross Margins see path to 75%+

Appendix

Broadest Product Portfolio
Probes/Pens
Synergy
Cryoablation
AtriClip
• Workhorse ablation system
• Completely automated
• Rapid: 10-30 second ablations
• Used in Open and MIS
• Deepest unidirectional lesion formation
• Totally thoracoscopic design
• Simple user interface
• Clip easily be repositioned – MIS and Open
• Fabric prevents slippage, promotes in-growth
• Appendage atrophies away
• Used for LAA
• Faster and More consistent to achieve lethal
probe temperature
• Only probe with Defrost feature
• Greatest work capacity in cryo probe market

Robust Product Pipeline
AtriClip RF Ablation Cryoablation
Long Linear Ablation
• One-sided approach to perform
Pulmonary Vein Isolation
• Improved safety and efficacy
over competitive devices
Next Generation AtriClip - BOA2
• Tailored to most difficult and
challenging access
• Launched 3Q 2012
Reusable Clip Deployment
• Reusable Platform
• Lower cost clip option
Next Generation AtriClip and
AtriClip – ACH2
• Improved access via malleable
shaft and in-line design
• Open-ended clip design
Cryo Console Adapter Box-AAM
Next Generation Cryo- CRYO2A
• Increased Malleability
Next Generation RF & Cryo
Generators
• Improved usability and branding
• Increased capabilities to support
future platforms
• Ability to use re-usable cryo
platform with automated
cryo module (ACM)
Current status:
94 active product versions and 153 active product codes

Cleveland Clinic

Johns Hopkins Medicine

Brigham and Women's Hospital
A Teaching Affiliate of Harvard Medical School

Mayo Clinic

NewYork-Presbyterian
The University Hospitals of Columbia and Cornell

Massachusetts General Hospital

Texas Heart Institute
at St. Luke's Episcopal Hospital

Duke University Medical Center

UCLA Ronald Reagan Medical Center

AtriCure

Blue Chip Customer Base
Top 10 “Heart Hospitals”
U.S. News & World Report
Top 25 “Heart Hospitals”
U.S. News & World Report
Top 50 “Heart Hospitals”
U.S. News & World Report
Representative Blue Chip Customers
AtriCure
Hospitals,
100%
Non-
AtriCure
Hospitals,
4%
AtriCure
Hospitals,
96%
Non-
AtriCure
Hospitals,
18%
AtriCure
Hospitals,
82%